UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2022

PMV Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 Royal Palm Way, Suite 503 Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	PMVC.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PMVC	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PMVC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2022, PMV Consumer Acquisition Corp.’s (the “Company”) Class A Common Stock, redeemable warrants and units (consisting of one share of Class A Common Stock and one-half of one redeemable warrant) (collectively, the “Securities”) will commence trading on the OTC Pink; the Company previously announced its intention to voluntarily delist the Securities from the New York Stock Exchange (“NYSE”), and that the last day of trading on the NYSE would be October 21, 2022.

Item 8.01. Other Events.

On October 17, 2022, PMV Consumer Acquisition Holding Company, LLC (the “Sponsor”), the sponsor of the Company, elected to convert 3,000,000 shares of its Class B Common Stock of the Company into 3,000,000 shares of Class A Common Stock of the Company (the “Converted Shares”). Following the conversion, the Sponsor owned 1,175,000 shares of Class B Common Stock, and the Company had 5,046,609 shares of Class A Common Stock outstanding.

The Converted Shares are subject to the following restricted legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO LOCKUP PURSUANT TO AN INSIDER LETTER AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PURSUANT TO THE TERMS SET FORTH IN THE INSIDER LETTER.”

“THE SECURITIES REPRESENTED HEREBY DO NOT PARTICIPATE IN, AND ARE NOT OTHERWISE ENTITLED IN ANY MANNER TO, ANY OF THE PROCEEDS IN THE TRUST ACCOUNT, AS DEFINED IN THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, DATED SEPTEMBER 21, 2022 (THE “CHARTER”). AS SUCH, THE RELEVANT PROVISIONS SET FORTH IN ARTICLE FOURTH AND ARTICLE SIXTH OF THE CHARTER PERTAINING TO THE REDEMPTION, CONVERSION AND/OR TENDER OF SHARES OF CLASS A COMMON STOCK FOR CASH DO NOT APPLY TO THESE SECURITIES.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMV Consumer Acquisition Corp.

By:	/s/ Timothy J. Foufas
Timothy J. Foufas
Co-President and Secretary

Date: October 21, 2022

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